                                 AMENDMENT NO. 8
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

      This amendment dated as of July 1, 2005, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware statutory trust, and A I M Advisors, Inc., a Delaware corporation.

                              W I T N E S S E T H:

      WHEREAS, the parties desire to amend the Agreement to change the name of AIM V.I. Balanced Fund to AIM V.I. Basic Balanced Fund, AIM V.I. Dent Demographic Trends Fund to AIM V.I. Demographic Trends Fund and AIM V.I. Health Sciences Fund to AIM V.I. Global Health Care Fund;

      NOW, THEREFORE, the parties agree as follows:

      1. Appendix A and Appendix B to the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                              EFFECTIVE DATE OF
     NAME OF FUND                             ADVISORY AGREEMENT
     ------------                             ------------------
AIM V.I. Aggressive Growth Fund                  May 1, 2000
AIM V.I. Basic Balanced Fund                     May 1, 2000
AIM V.I. Basic Value Fund                        September 10, 2001
AIM V.I. Blue Chip Fund                          May 1, 2000
AIM V.I. Capital Appreciation Fund               May 1, 2000
AIM V.I. Capital Development Fund                May 1, 2000
AIM V.I. Core Equity Fund                        May 1, 2000
AIM V.I. Core Stock Fund                         April 30, 2004
AIM V.I. Demographic Trends Fund                 May 1, 2000
AIM V.I. Diversified Income Fund                 May 1, 2000
AIM V.I. Dynamics Fund                           April 30, 2004
AIM V.I. Financial Services Fund                 April 30, 2004
AIM V.I. Global Health Care Fund                 April 30, 2004
AIM V.I. Government Securities Fund              May 1, 2000
AIM V.I. Growth Fund                             May 1, 2000
AIM V.I. High Yield Fund                         May 1, 2000
AIM V.I. International Growth Fund               May 1, 2000
AIM V.I. Large Cap Growth Fund                   September 1, 2003
AIM V.I. Leisure Fund                            April 30, 2004
AIM V.I. Mid Cap Core Equity Fund                September 10, 2001
AIM V.I. Money Market Fund                       May 1, 2000
AIM V.I. Premier Equity Fund                     May 1, 2000
AIM V.I. Real Estate Fund                        April 30, 2004
AIM V.I. Small Cap Equity Fund                   September 1, 2003
AIM V.I. Small Company Growth Fund               April 30, 2004
AIM V.I. Technology Fund                         April 30, 2004
AIM V.I. Total Return Fund                       April 30, 2004
AIM V.I. Utilities Fund                          April 30, 2004

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

      The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                         AIM V.I. AGGRESSIVE GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $150 million..........................................     0.80%
Over $150 million...........................................    0.625%

                          AIM V.I. BASIC BALANCED FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $150 million..........................................     0.75%
Over $150 million...........................................     0.50%

                            AIM V.I. BASIC VALUE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $500 million..........................................    0.725%
Next $500 million...........................................    0.700%
Next $500 million...........................................    0.675%
Over $1.5 billion...........................................     0.65%

                             AIM V.I. BLUE CHIP FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $350 million..........................................      0.75%
Over $350 million...........................................     0.625%

                       AIM V.I. CAPITAL APPRECIATION FUND
                            AIM V.I. CORE EQUITY FUND
                              AIM V.I. GROWTH FUND
                          AIM V.I. PREMIER EQUITY FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million..........................................     0.65%
Over $250 million...........................................     0.60%

                            AIM V.I. CORE STOCK FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                              AIM V.I. LEISURE FUND
                       AIM V.I. SMALL COMPANY GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                           AIM V.I. TOTAL RETURN FUND

                                                              ANNUAL RATE
                                                              -----------
All Assets..................................................      0.75%

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $2 billion............................................     0.77%
Over $2 billion.............................................     0.72%

                        AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million..........................................     0.60%
Over $250 million...........................................     0.55%

                       AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million..........................................     0.50%
Over $250 million...........................................     0.45%

                            AIM V.I. HIGH YIELD FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $200 million..........................................    0.625%
Next $300 million...........................................     0.55%
Next $500 million...........................................     0.50%
Over $1 billion.............................................     0.45%

                       AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million..........................................     0.75%
Over $250 million...........................................     0.70%

                         AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $1 billion............................................     0.75%
Next $1 billion.............................................     0.70%
Over $2 billion.............................................    0.625%

                           AIM V.I. MONEY MARKET FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
First $250 million..........................................     0.40%
Over $250 million...........................................     0.35%

                            AIM V.I. REAL ESTATE FUND

                                                              ANNUAL RATE
                                                              -----------
All Assets..................................................     0.90%

                         AIM V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
All Assets..................................................     0.85%

                             AIM V.I. UTILITIES FUND

NET ASSETS                                                    ANNUAL RATE
----------                                                    -----------
All Assets..................................................     0.60%"

      2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

Date: July 1, 2005

                                             AIM VARIABLE INSURANCE FUNDS

Attest: _______________________________      By: _______________________________
        Assistant Secretary                       Robert H. Graham
                                                  President

(SEAL)

                                             A I M ADVISORS, INC.

Attest: _______________________________      By: _______________________________
        Assistant Secretary                      Mark H. Williamson
                                                 President

(SEAL)